EXHIBIT 99.1

                            THE PACIFIC GAS AND ELECTRIC COMPANY
                                       SAVINGS FUND PLAN
                              FOR UNION-REPRESENTED EMPLOYEES
                             -----------------------------------


	This is the controlling and definitive statement of the Pacific Gas and Electric Company Savings Fund Plan for Union-Represented EMPLOYEES 1/ in effect on and after January 1, 2000. The PLAN, which covers ELIGIBLE EMPLOYEES of the COMPANY and other EMPLOYERS, is a further revision of the one originally placed in effect by the COMPANY as of April 1, 1959. It has since been amended from time to time. The PLAN as amended may be further amended retroactively in order to meet applicable rules and regulations of the Internal Revenue Service, the United States Department of Labor and all other applicable rules and regulations.

	The PLAN is maintained for the exclusive benefit of participants or their BENEFICIARIES, and contributions or benefits under the PLAN do not discriminate in favor of HIGHLY COMPENSATED EMPLOYEES.

			ELIGIBILITY AND PARTICIPATION
			-----------------------------

1.	Eligibility
	-----------

	A union-represented EMPLOYEE becomes an ELIGIBLE EMPLOYEE upon attainment of regular status. Once eligibility occurs, it continues as long as the EMPLOYEE remains a union-represented EMPLOYEE and SERVICE continues.

2.	Participation
	-------------
	To become a participant, an ELIGIBLE EMPLOYEE must provide NOTICE to the PLAN ADMINISTRATOR of the ELIGIBLE EMPLOYEE'S election to participate and to be bound by the terms of the PLAN. Through such NOTICE, the ELIGIBLE EMPLOYEE shall:

	(a)	authorize the EMPLOYER to reduce his COVERED COMPENSATION by
		a stated percentage and to contribute such amount to the PLAN as a Section 401(k) CONTRIBUTION; and/or

	(b)	elect to make NON-Section 401(k) CONTRIBUTIONS, if any, to
		the PLAN; and

	(c)	instruct the PLAN ADMINISTRATOR as to the manner in which
		EMPLOYEE contributions and matching EMPLOYER CONTRIBUTIONS are to be invested.

----------------------------

1/	Words in all capitals are defined in Section 39.

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			CONTRIBUTIONS
			-------------

3.	Employee Contributions
	----------------------

	To become a contributing participant, an ELIGIBLE EMPLOYEE must make Section 401(k) CONTRIBUTIONS, NON-Section 401(k)
	CONTRIBUTIONS, or a combination of both to the PLAN through payroll deduction.

	All contributions withheld by the EMPLOYER from COVERED
	COMPENSATION are paid over to the TRUSTEE, unconditionally cred-ited to the participant's account and invested in accordance with the participant's instructions.

	(a)	Section 401(k) CONTRIBUTIONS.  A Section 401(k) CONTRIBUTION
		is an election to defer the receipt of a specified whole percentage of COVERED COMPENSATION which would otherwise be currently payable to a participant. The EMPLOYER shall reduce the participant's COVERED COMPENSATION by an amount equal to the percentage of the Section 401(k) CONTRIBUTION elected by the participant. Under current law, Section 401(k) CONTRIBUTIONS deferred by a participant under the PLAN are not subject to federal or state income tax until actually withdrawn or distributed from the PLAN.

	(b)	NON-Section 401(k) CONTRIBUTIONS.  NON-Section 401(k)
		CONTRIBUTIONS differ from Section 401(k) CONTRIBUTIONS in that a participant has already paid taxes on the amounts contributed to the PLAN. All EMPLOYEE contributions made to the PLAN as it existed prior to October 1, 1984, are considered to be NON-Section 401(k) CONTRIBUTIONS and are so recorded in the accounts maintained by the PLAN ADMINISTRATOR.

		NON-Section 401(k) CONTRIBUTIONS must be made in whole per-centages of COVERED COMPENSATION, and the sum of all Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS made by a participant may not exceed 15 percent of the participant's COVERED COMPENSATION.

	(c)	CHANGING CONTRIBUTIONS.  By giving NOTICE to the PLAN
		ADMINISTRATOR, a participant may direct the PLAN
		ADMINISTRATOR to cease or resume making contributions, or to change the rate of contributions. Any such change shall become effective within 30 days of receipt by the PLAN ADMINISTRATOR of such NOTICE.

4.	Employer Contributions
	----------------------

	(a)	Each and every time that participants make Section 401(k) or
		NON-Section401(k) CONTRIBUTIONS eligible for matching EMPLOYER CONTRIBUTIONS, the COMPANY shall make a matching EMPLOYER CONTRIBUTION to the PLAN in cash or in whole shares of COMMON STOCK, or partly in both. Matching EMPLOYER CONTRIBUTIONS shall be limited to an amount equal to one-half of the aggregate participant contributions eligible for matching EMPLOYER CONTRIBUTIONS under the provisions of Subsection 4(a)(1). The COMPANY shall charge to each EMPLOYER its appropriate share of matching EMPLOYER CONTRIBUTIONS.

		(1)	Section401(k) and NON-Section 401(k) CONTRIBUTIONS
			Eligible for Matching EMPLOYER CONTRIBUTIONS. Although a participant may elect to defer up to 15 percent of COVERED COMPENSATION to the PLAN, the maximum amount of a participant's contributions eligible for matching EMPLOYER CONTRIBUTIONS shall be one of the following percentages of COVERED
			COMPENSATION:

			a) zero percent, with less than three years of SERVICE; or

			b) up to 3 percent, with at least three but less than five years of SERVICE; or

			c) up to 4 percent, with at least five but less than 10 years of SERVICE; or

			d) up to 5 percent, with at least 10 but less than 15 years of SERVICE; or

			e) up to 6 percent, with at least 15 years of SERVICE.

			f) for a participant who is absent from work and receiving temporary compensation under any state Worker's Compensation Law or under the COMPANY's LONG TERM DISABILITY PLAN, the larger of:

				i)  the maximum percentage calculated under
				    (a), (b), (c), (d), or (e), whichever is applicable; or

				ii) the dollar amount which was eligible for
				    matching EMPLOYER CONTRIBUTIONS immediately before the participant's absence began.

	(b)	investment of EMPLOYER CONTRIBUTIONS.  All EMPLOYER
		CONTRIBUTIONS made to the PLAN shall be invested by the TRUSTEE in accordance with a participant's INVESTMENT FUND directions.

5.	Rollover Contributions
	----------------------

	(a)	With the approval of the PLAN ADMINISTRATOR, an ELIGIBLE
		EMPLOYEE may make a rollover to the PLAN in cash an amount which constitutes all or part of an eligible rollover distribution (as defined in Section 402(c)(4) of the CODE). However, a direct or indirect transfer to this PLAN from another qualified plan will not be permitted if such transfer would subject this PLAN to the qualified joint and survivor rules of CODE Section 401(a)(11).

	(b)	The EMPLOYER, the PLAN ADMINISTRATOR, and the TRUSTEE have
		no responsibility for determining the propriety of, proper amount or time of, or status as a tax-free transaction of any transfer under Subsection (a) above.

	(c)	The PLAN ADMINISTRATOR shall develop such procedures and may
		require such information from the individual who is requesting to make a rollover to the

		PLAN, as necessary or desirable in order to determine that the proposed rollover will meet the requirements of this
		Section 5.

	(d)	A rollover will be credited to the participant's account and
		will be recorded separately as a ROLLOVER CONTRIBUTION by the PLAN ADMINISTRATOR as soon as practicable following the receipt thereof by the TRUSTEE.

	(e)	The PLAN ADMINISTRATOR in its discretion may direct the
		return to the participant (or the transfer to another TRUSTEE or custodian designated by the participant) of any ROLLOVER CONTRIBUTION and any earnings thereon to the extent the PLAN ADMINISTRATOR determines that such return may be necessary to ensure the continued qualification of this PLAN under Section 401(a) of the CODE.

	(f)	ROLLOVER CONTRIBUTIONS shall not be eligible for matching
		EMPLOYER CONTRIBUTIONS as described in Section 4.

6.	Limitations
	-----------

	(a)	Average Deferral Percentage Limitation.  In any PLAN YEAR,
		the average rate of Section 401(k) CONTRIBUTIONS as a percentage of compensation for all participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES shall not exceed the larger of:

		(1)	the average rate of Section 401(k) CONTRIBUTIONS as a
			percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 1.25 percent; or

		(2)	the lesser of:

			a)	the average rate of Section 401(k) CONTRIBUTIONS
				as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 2; or

			b)	the average rate of Section 401(k) CONTRIBUTIONS
				as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES plus 2 percentage points, or such lesser amount as the Secretary of the Treasury may prescribe in order to prevent the multiple use of this alternative limitation with respect to any HIGHLY COMPENSATED participant. If multiple use of the alternative limitation occurs with respect to the Average Deferral Percentage Limitation and Average Contribution Percentage Limitation in this PLAN, it will be corrected by reducing the actual contribution percentage of HIGHLY COMPENSATED participants in the manner described in Section 6(c), below.

		The average rate of Section 401(k) CONTRIBUTIONS for a PLAN YEAR for a designated group of ELIGIBLE EMPLOYEES shall be the average of the ratios, calculated separately for each participating ELIGIBLE EMPLOYEE in the group, of the amount of Section 401(k) CONTRIBUTIONS made by each EMPLOYEE for the PLAN YEAR, to the EMPLOYEE's compensation for such PLAN
		YEAR.  As used
		in this subsection, compensation shall mean compensation paid by an EMPLOYER to the participant during the PLAN YEAR which is required to be reported as wages on the participant's form W-2 and shall also include compensation which is not currently includable in the participant's gross income by reason of the application of CODE Sections 125 and 402(e)(3).

		For purposes of this subsection, the ratio of the amount of
		Section 401(k) CONTRIBUTIONS to a participant's compensation for any participant who is HIGHLY COMPENSATED for the PLAN YEAR and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in
		Section 401(k) of the CODE that are maintained by an employer or affiliated employer shall be determined as if all such
		Section 401(k) CONTRIBUTIONS, elective deferrals and qualified employer deferral contributions were made under a single arrangement.

		For purposes of determining the ratio of the amount of
		Section 401(k) CONTRIBUTIONS to a participant's compensation for a participant who is HIGHLY COMPENSATED by reason of being one of the ten highest-paid EMPLOYEES or a 5 percent owner of the controlled group of corporations, as defined in
		Section 414 of the CODE, the Section 401(k) CONTRIBUTIONS and compensation of such participant shall include the Section 401(k) CONTRIBUTIONS and compensation of the participant's family members, as defined in Section 414 of the CODE, and such family members shall be disregarded in determining the average rate of Section 401(k) CONTRIBUTIONS for non-HIGHLY COMPENSATED participants.

		The determination and treatment of Section 401(k)
		CONTRIBUTIONS of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

	(b)	Average Contribution Percentage Limitation.  In any PLAN
		YEAR, the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES shall not exceed the larger of:

		(1)	the average rate of NON-Section 401(k) CONTRIBUTIONS
			and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 1.25; or

		(2) the lesser of:

			a)	the average rate of NON-Section 401(k)
				CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 2; or

			b)	the average rate of NON-Section 401(k)
				CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for all other participating ELIGIBLE EMPLOYEES plus 2 percentage points, or such lesser amount as the Secretary of the Treasury may prescribe in order to prevent the multiple use of this alternative limitation with respect to any HIGHLY COMPENSATED participant. If multiple use of the alternative limitation occurs with respect to the Average Deferral Percentage Limitation and Average Contribution

		Percentage Limitation in this PLAN,
		it will be corrected by reducing the actual contribution percentage of HIGHLY COMPENSATED participants in the manner described in Section
		6(c), below.

		The average rate of NON-Section 401(k)
		CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for a PLAN YEAR for a designated group of ELIGIBLE EMPLOYEES shall be the average of the ratios, calculated separately for each participating ELIGIBLE EMPLOYEE in the group, of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS made by and on behalf of each EMPLOYEE for the PLAN YEAR, to the EMPLOYEE's compensation for such PLAN YEAR. As used in this subsection, compensation shall mean compensation paid by an EMPLOYER to the participant during the PLAN YEAR which is required to be reported as wages on the participant's form W-2 and shall also include compensation which is not currently includable in the participant's gross income by reason of the application of CODE Sections 125 and 402(e)(3).

		For purposes of this subsection, the ratio of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS to a participant's compensation for any participant who is HIGHLY COMPENSATED for the PLAN YEAR and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the CODE that are maintained by an employer or affiliated employer shall be determined as if all such NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS, elective deferrals and qualified employer deferral contributions were made under a single arrangement.

		For purposes of determining the ratio of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS to a participant's compensation for a participant who is HIGHLY COMPENSATED by reason of being one of the ten highest-paid EMPLOYEES or a 5 percent owner of the controlled group of corporations, as defined in Section 414 of the CODE, the NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS and compensation of such participant shall include the NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS and compensation of the participant's family members, as defined in Section 414 of the CODE, and such family members shall be disregarded in determining the average rate of NON-
		Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for non-HIGHLY COMPENSATED participants.

		The determination and treatment of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

	(c)	In the event that the EMPLOYEE BENEFIT ADMINISTRATIVE
		COMMITTEE, in its sole and absolute discretion, determines that the rate of Section 401(k) CONTRIBUTIONS, and/or the rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS will exceed either or both of the maximum limitations contained in Subsections 6(a) and 6(b), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall instruct the PLAN ADMINISTRATOR to reduce the rate of contributions made by HIGHLY COMPENSATED participants so that the limitations will be met.

		The PLAN ADMINISTRATOR shall first determine the maximum average rate of contributions which can be made by the HIGHLY COMPENSATED participants. The contributions made by HIGHLY COMPENSATED participants shall then be reduced, on a prospective basis, until the limitations are met. Any necessary reduction shall be made by first reducing the highest rate of Section 401(k) CONTRIBUTIONS or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as may be appropriate, currently authorized by participants, with such rate to be reduced in 1 percent increments until the maximum permissible average rate of contributions is met.

		Notwithstanding any other provision of the PLAN, if, as of the end of a PLAN YEAR, the PLAN fails to meet either or both of the tests described in Subsections 6(a) or 6(b), the PLAN ADMINISTRATOR shall, on or before December 31 of the following PLAN YEAR distribute to each HIGHLY COMPENSATED participant, beginning with the participant having the higher ratio, such excess portion of the participant's Section 401(k) CONTRIBUTIONS, and/or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS (and any income allocable to such portion), until the PLAN satisfies both of the tests. Distributions made to satisfy the limitations described in Subsection 6(b) shall include both NON-Section 401(k) CONTRIBUTIONS and related matching EMPLOYER CONTRIBUTIONS in accordance with the requirements of Treasury Regulation
		Section 1.401(m)-l(e)(4). If there is a loss allocable to such excess amount, the amount of the distribution shall in no event be less than the lesser of the (i) participant's account or (ii) the participant's Section 401(k) CONTRIBUTIONS, or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS, as appropriate, for the PLAN YEAR.

	(d)	Annual Section 401(k) Limitation.  Effective as of
		January 1, 1987, no participant shall be permitted to make
		Section 401(k) CONTRIBUTIONS to the PLAN during any PLAN YEAR in excess of $7,000, multiplied by the adjustment factor prescribed by the Secretary of the Treasury under
		Section 415(d) of the CODE for years beginning after Decem-ber 31, 1987, as applied to elective deferrals.

	(e)	Section 415 Limitation.  Anything herein to the contrary
		notwithstanding, in no event shall the annual additions to a participant's accounts in a YEAR exceed the lesser of (1)
		25 percent of the participant's compensation (as defined in subparagraph 6(e)(1), below) for the year or (2) $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the CODE as in effect for the PLAN YEAR. For purposes of applying the limitations of Section 415 of the CODE, the annual additions which must be kept within the limits set forth above, shall mean the sum credited to a participant's account for any PLAN YEAR of (i) EMPLOYER CONTRIBUTIONS and Section 401(k) CONTRIBUTIONS, (ii) NON-Section 401(k) CONTRIBUTIONS, and
		(iii) any amounts allocated to an individual medical account, as defined in Sections 415(l)(2) and 419A(d)(2) of the CODE. The compensation limitation percentage referred to above shall not apply to (i) any contribution for medical benefits, as defined in Section 419A(f)(2) of the CODE, after a participant's separation from SERVICE which is otherwise treated as an annual addition, or (ii) any amount which is otherwise treated as an annual addition under
		Section 415(l)(1) of the CODE.

		(1)	Solely for purposes of applying the Section 415
			limitations, compensation shall include all of a participant's wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with an EMPLOYER (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses). For purposes of applying the Section 415 limitations, compensation shall not include any of the following:

	a)Contributions made by an EMPLOYER to a plan of
			deferred compensation to the extent that, before the application of the Section 415 limitations to that plan, the contributions are not includable in the gross income of the participant for the taxable year in which contributed. Any distributions from a plan of deferred compensation are not considered as compensation for Section 415 purposes, regardless of whether such amounts are includable in the gross income of the EMPLOYEE when distributed. However, any amounts received by a participant pursuant to an unfunded, nonqualified plan may be considered as compensation for Section 415 purposes in the year such income is includable in the gross income of the EMPLOYEE.

		b)	Amounts realized from the exercise of a
			nonqualified stock option, or when restricted stock (or property) held by a participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

		c)	Amounts realized from the sale, exchange, or
		other disposition of stock acquired under a qualified stock option.

		d)	Other amounts which receive special tax benefits
		such as premiums for group term life insurance
		(but only to the extent that the premiums are not includable in the gross income of the participant).

		In the event that the annual additions to a participant's accounts would exceed the Section 415 limitations, the PLAN ADMINISTRATOR shall first reduce the participant's NON-Section 401(k) CONTRIBUTIONS until the Section 415 limitations are met.

	(f)	If a participant of this PLAN is also a participant in the
		COMPANY's RETIREMENT PLAN, Section 415 of the CODE imposes a combined benefit limitation. Contributions to this PLAN will nevertheless be permitted to the maximum extent permitted by Section 415 of the CODE and the terms of the PLAN. If the combined maximum benefit permitted would be exceeded, the benefit from the COMPANY's RETIREMENT PLAN shall be reduced so that the limitation will be met. The combined maximum benefit for a participant shall be determined pursuant to the provisions of Section 415(e) of the CODE.

		At the election of the PLAN ADMINISTRATOR, special transitional rules may apply for both the defined benefit fraction and the defined contribution fraction for EMPLOYEES who were participants as of December 31, 1982.

	(g)	Top Heavy Provisions.  In the event that the PLAN is or
		becomes "Top Heavy," as that term is defined in Section 416(g) of the CODE, the provision contained in Special Provision A shall supersede any conflicting provision of the PLAN.

	(h)	For purposes of determining all benefits under the PLAN, for
		PLAN YEARS beginning after 1988 and before 1994, the maximum compensation of each EMPLOYEE that may be taken into account each PLAN YEAR shall not exceed $200,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17) of the CODE. For purposes of determining all benefits under the PLAN, for PLAN YEARS beginning after 1993, the maximum compensation of each EMPLOYEE that may be taken into account each PLAN YEAR shall not exceed $150,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17) of the
		CODE). In determining the compensation of a HIGHLY COMPENSATED EMPLOYEE for purposes of this limitation, the rules of Section 414(q)(6) of the CODE shall apply, except that the term "family" shall include only the spouse of the EMPLOYEE and any lineal descendants of the EMPLOYEE who have not attained age 19 before the close of the YEAR. If the aggregate compensation of family members exceeds the applicable compensation limit of compensation as limited by
		Section 401(a)(17) of the CODE, then the amount of compensation considered under the PLAN for each family member is proportionately reduced so that the total equals the applicable compensation limitation under Section 401(a)(17) of the CODE.

			SELECTION OF INVESTMENT FUNDS
			-----------------------------

7. Selection of Investment Funds
   -----------------------------

	(a)	Section 401(k) CONTRIBUTIONS, NON-Section 401(k)
		CONTRIBUTIONS, and EMPLOYER CONTRIBUTIONS. By giving NOTICE, a participant shall instruct the PLAN ADMINISTRATOR to invest his Section 401(k) CONTRIBUTIONS, NON-Section 401(k) CONTRIBUTIONS, and EMPLOYER CONTRIBUTIONS in one or more INVESTMENT FUNDS. The minimum amount which can be invested in any single INVESTMENT FUND shall be 1 percent of a participant's current contributions to the PLAN. A participant may elect to invest more than the minimum amount in any INVESTMENT FUND, provided that any such increase must be in increments of 1 percent.

	(b)	CHANGE OF INVESTMENT FUND ALLOCATIONS.  By giving NOTICE to
		the PLAN ADMINISTRATOR, a participant may (1) change the percentage levels of future contributions which are to be allocated to any INVESTMENT FUND or FUNDS or, (2) change the INVESTMENT FUNDS in which his future contributions are to be invested. Each election regarding investment of future contributions shall be effective with the next deposit of contributions.

				THE INVESTMENT FUNDS
				--------------------

8. PG&E Corporation Stock Fund
   ---------------------------

	This FUND is invested primarily in COMMON STOCK of PG&E Corporation 2/, with a small portion invested in cash or cash equivalents. The FUND also holds COMMON STOCK and the earnings thereon attributable to EMPLOYER CONTRIBUTIONS and participant contributions made to the Basic Fund of the PLAN as it existed prior to April 1, 1984, as well as all COMMON STOCK which has been transferred to this PLAN from the TRASOP and PAYSOP Plan. All cash dividends received by the TRUSTEE on COMMON STOCK are reinvested in the FUND.

	(a)	Investment Generally.  Whenever the TRUSTEE invests cash in
		COMMON STOCK, the EMPLOYEE BENEFIT FINANCE COMMITTEE shall direct the TRUSTEE to purchase the COMMON STOCK either (i) at a public sale on a recognized stock exchange,
		(ii) directly from PG&E Corporation at a price equal to that day's closing price for COMMON STOCK on the New York Stock Exchange, or (iii) from a private source at a price no higher than the price that would have been payable under
		(i).

	(b)	Voting of COMMON STOCK.  Each and every time common
		shareholders of PG&E Corporation who are not participants in the PLAN are entitled to vote COMMON STOCK, participants shall have an absolute right to vote COMMON STOCK. Whenever participants are given the opportunity to vote COMMON STOCK, the TRUSTEE shall inform each participant of all relevant material received by the TRUSTEE with a written request for confidential voting instructions. The TRUSTEE is required to vote the COMMON STOCK credited to a participant's account as the participant directs. If the participant does not give such instructions within the required time, the TRUSTEE may not vote any COMMON STOCK credited to a participant's account.

	(c)	Cost of UNITS.  The cost of a UNIT shall be the current
		value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the PG&E CORPORATION STOCK FUND.

	(d)	Value of UNITS.  The value of a UNIT is the value of the
		COMMON STOCK held in the FUND at the closing price on the New York Stock Exchange plus the cash held in the FUND, as determined by the TRUSTEE each BUSINESS DAY, less any fees or other expenses which are charged to the FUND which shall reduce the earnings of that fund, divided by the number of UNITS. Each payment into the PG&E CORPORATION STOCK FUND of contributions shall increase, and each payment out of the PG&E CORPORATION STOCK FUND shall decrease, the number of UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.
-----------------------
2/	Prior to January 1, 1997, this FUND was invested primarily in the
	common stock of the Pacific Gas and Electric Company. Effective January 1, 1997, all PG&E common stock was converted to common stock of PG&E Corporation by operation of the formation of PG&E Corporation.

9. U.S. Bond Fund
   --------------

	This FUND was maintained for the purpose of investing EMPLOYEE contributions in United States BONDS. This FUND also holds all BONDS attributable to participant contributions made to the Basic Fund of the PLAN as it existed prior to April 1, 1984. Income from BONDS is reflected in the greater redemption values of the BONDS. BONDS held in this FUND cannot be transferred to another INVESTMENT FUND under the transfer provisions of Section 18. Effective July 1, 1991, the U.S. BOND FUND no longer accepts EMPLOYEE contributions. BONDS purchased to date with EMPLOYEE contributions will continue to be held in the PLAN until a distribution is requested by the EMPLOYEE in accordance with current PLAN provisions.

10. Large Company Stock Index Fund  (LCSF)
    --------------------------------------

	This FUND is maintained for the purpose of investing in a diversified portfolio consisting principally of common stock of large U.S. companies and securities convertible into common stock. However, at no time shall the LCSF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the LCSF INVESTMENT MANAGER.

	The LCSF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the LCSF INVESTMENT MANAGER. A participant's account is credited with the number of LCSF UNITS purchased with contributions allocated to his account.

	(a)	Cost of LCSF UNITS.  The cost of a LCSF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the LCSF.

	(b)	Value of LCSF UNITS.  The value of a LCSF UNIT is the value
		of the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of LCSF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

11. Small Company Stock Index Fund (SCSF)
    -------------------------------------

	This FUND is maintained for the purpose of investing in a diversified portfolio consisting principally of common stock of small capitalization U.S. companies and securities convertible into common stock. However, at no time shall the SCSF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the SCSF INVESTMENT MANAGER.

	The SCSF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the SCSF INVESTMENT MANAGER. A participant's account is credited with the number of SCSF UNITS purchased with contributions allocated to his account.

	(a)	Cost of SCSF UNITS.  The cost of a SCSF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the SCSF.

	(b)	Value of SCSF UNITS.  The value of a SCSF UNIT is the value
		of the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of SCSF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

12. International Stock Index Fund (ISF)
    ------------------------------------

	This FUND is maintained for the purpose of investing in a diversified portfolio consisting principally of non-U.S. common stock and securities convertible into common stock. However, at no time shall the ISF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the ISF INVESTMENT MANAGER.

	The ISF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the ISF INVESTMENT MANAGER. A participant's account is credited with the number of ISF UNITS purchased with contributions allocated to his account.

	(a)	Cost of ISF UNITS.  The cost of a ISF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the ISF.

	(b)	Value of ISF UNITS.  The value of a ISF UNIT is the value of
		the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of ISF UNITS. Each payment into the FUND of contributions shall increase, and each payment out the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

13. Stable Value Fund ( SVF)
    ------------------------

	This FUND is designed to provide participants with preservation of principal while earning a stable and consistent rate of return. The FUND is made up of investment contracts with a diversified group of insurance companies, banks, and other financial institutions which provide for credited interest rates and terms that are negotiated at the time of purchase.

	Contributions made to the SVF are invested in a portfolio of investment contracts. The SVF INVESTMENT MANAGER directs the day-to-day investment of the FUND. The blended interest earned on all contracts held in the portfolio is posted daily to the participant's account.

	(a)	Cost of SVF UNITS.  The cost of a SVF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the SVF.

	(b)	Value of SVF UNITS.  The value of a SVF UNIT is the value of
		the SVF assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the SVF), divided by the number of SVF UNITS. Each payment into the SVF of contributions shall increase, and payments out of the SVF shall decrease, the number of SVF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

14. Bond Index Fund (BIF)
    ---------------------

	The BIF is maintained for the purpose of investing in a diversi-fied portfolio consisting principally of marketable fixed-income securities. At no time shall the BIF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the BIF INVESTMENT MANAGER. The BIF INVESTMENT MANAGER directs the day-to-day investment of the BIF.

	Contributions to the BIF are paid over to the TRUSTEE and invested in accordance with instructions received from the BIF INVESTMENT MANAGER. A participant's account is credited with the number of BIF UNITS purchased with contributions allocated to his account.

	(a)	Cost of BIF UNITS.  The cost of a BIF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the BIF.

	(b)	Value of BIF UNITS.  The value of a BIF UNIT is the value of
		the BIF assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the BIF), divided by the number of BIF UNITS. Each payment into the BIF of contributions shall increase, and each payment out of the BIF shall decrease, the number of BIF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

15.	Conservative Asset Allocation Fund (CAAF)
	-----------------------------------------

	This FUND is maintained for the purpose of investing in a diversified portfolio with a primary emphasis on BONDS and a secondary emphasis on stocks. This FUND has an allocation to each of the following FUNDS: the SMALL COMPANY STOCK INDEX FUND
	(SCSF), the LARGE COMPANY STOCK INDEX FUND (LCSF), the INTERNATIONAL STOCK INDEX FUND (ISF), and the BOND INDEX FUND
	(BIF). At no time shall the CAAF be invested in securities issued or guaranteed by the

	COMPANY or any of its subsidiaries,
	except to the extent that any such securities are held in a commingled account invested in by the CAAF INVESTMENT MANAGER. The CAAF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the CAAF INVESTMENT MANAGER. A participant's account is credited with the number of CAAF UNITS purchased with contributions allocated to his account.

	(a)	Cost of CAAF UNITS.  The cost of a CAAF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the CAAF.

	(b)	Value of CAAF UNITS.  The value of a CAAF UNIT is the value
		of the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of CAAF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

16. Moderate Asset Allocation Fund (MAAF)
    -------------------------------------

	This FUND is maintained for the purpose of investing in a diversified portfolio with an emphasis on stocks and BONDS. This FUND has an allocation to each of the following FUNDS: the SMALL COMPANY STOCK INDEX FUND (SCSF), the LARGE COMPANY STOCK INDEX FUND (LCSF), the INTERNATIONAL STOCK INDEX FUND (ISF) and the BOND INDEX FUND (BIF). However, at no time shall the MAAF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the MAAF INVESTMENT MANAGER.

	The MAAF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the MAAF INVESTMENT MANAGER. A participant's account is credited with the number of MAAF UNITS purchased with contributions allocated to his account.

	(a)	Cost of MAAF UNITS.  The cost of a MAAF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the MAAF.

	(b)	Value of MAAF UNITS.  The value of a MAAF UNIT is the value
		of the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of MAAF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

17. Aggressive Asset Allocation Fund (AAAF)
    ---------------------------------------

	This FUND is maintained for the purpose of investing in a diversified portfolio with a primary emphasis on stocks and a secondary emphasis on BONDS. This FUND has an allocation to each of the following FUNDS: the SMALL COMPANY STOCK INDEX FUND
	(SCSF), the LARGE COMPANY STOCK INDEX FUND (LCSF), the INTERNATIONAL STOCK INDEX FUND (ISF) and the BOND INDEX FUND
	(BIF). However, at no time shall the AAAF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the AAAF INVESTMENT MANAGER.

	THE AAAF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the AAAF INVESTMENT MANAGER. A participant's account is credited with the number of AAAF UNITS purchased with contributions allocated to his account.

	(a)	Cost of AAAF UNITS.  The cost of an AAAF UNIT shall be the
		current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the AAAF.

	(b)	Value of AAAF UNITS.  The value of an AAAF UNIT is the value
		of the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of AAAF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

18.	Transfer of Investment Fund Balances
	------------------------------------

	(a)	By giving NOTICE to the PLAN ADMINISTRATOR, a participant
		may elect to transfer any portion of the contributions held in his account, plus the earnings thereon, from any INVESTMENT FUND to another INVESTMENT FUND or FUNDS. A transfer shall be effective and shall be valued on the day it is made, if such day is a BUSINESS DAY, and the participant provides NOTICE of such transfer prior to the closing time of the New York Stock Exchange. All other transfers shall be effective and valued as of the next BUSINESS DAY.

		Upon receipt of a transfer NOTICE, the TRUSTEE shall value the UNITS to be transferred from the FUND and convert the UNITS to cash. The FUND account of the participant shall be debited with the number of UNITS transferred from that FUND and the TRUSTEE shall purchase with the cash proceeds realized from the converted UNITS, UNITS in the appropriate FUND or FUNDS, as designated by the participant. The cost of the UNITS purchased shall be the value of the FUND UNITS as determined on the date of transfer, and the number of UNITS purchased shall be credited to the appropriate INVESTMENT FUND account of the participant.

	(b) PG&E CORPORATION STOCK FUND -- Overall Limitation. Anything herein to the contrary notwithstanding, if, as of any single month, the TRUSTEE is required, as a result of the transfer provisions of this Section 18, to sell on the open market more than 1 percent of the number of outstanding shares
  of	COMMON STOCK, then the TRUSTEE shall immediately
  so advise the EMPLOYEE BENEFIT FINANCE COMMITTEE.  The EMPLOYEE
		BENEFIT FINANCE COMMITTEE may, in its sole discretion, limit, prorate, or temporarily suspend further sales of COMMON STOCK by the PLAN or take whatever steps necessary to ensure an orderly market in COMMON STOCK. The percentage limitation set forth in this subsection shall be applied to the excess of shares sold on the open market less shares purchased to meet Section 18 requirements for the applicable period.

	(c)	Eligible Transfers of PG&E Corporation Stock Fund:  PLAN
		participants shall not be permitted to make more than one exchange into or out of the PG&E Corporation stock fund in any 7-day period.

                        PARTICIPANT'S INTEREST IN THE PLAN
                        ----------------------------------

19.	Participant Accounts
	---------------------

	The PLAN ADMINISTRATOR maintains a separate account for each PLAN participant which records the participant's interest in each of the INVESTMENT FUNDS, together with EMPLOYER CONTRIBUTIONS made on his behalf. Each account is charged with participant transfers and withdrawals and credited with its appropriate share of FUND income. The account maintained by the PLAN ADMINISTRATOR for each participant also records separately the participant's Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS, the UNITS purchased therewith, and the earnings thereon. All Basic Contributions and Supplemental Contributions made to the PLAN as it existed prior to October 1, 1984, are recorded as NON-Section 401(k) CONTRIBUTIONS on the records maintained by the PLAN ADMINISTRATOR.

	Whenever UNITS attributable to a participant's Section 401(k) CONTRIBUTIONS are transferred to another FUND or FUNDS, the resulting UNITS are also recorded as attributable to Section 401(k) CONTRIBUTIONS. Similarly, UNITS attributable to NON-
	Section 401(k) CONTRIBUTIONS which are transferred to another FUND or FUNDS are also recorded as NON-Section 401(k) CONTRIBUTIONS. A participant is at all times fully vested in his own contributions and all EMPLOYER CONTRIBUTIONS credited to his account, together with income attributable thereto.

20.	Account Statements
	------------------

	As soon as practicable after the end of each CALENDAR QUARTER, all participants will receive from the ADMINISTRATOR a statement of their interest in the PLAN.

					LOANS
					-----

21. Loan Administration
    -------------------

	(a)	PLAN ADMINISTRATOR Shall Administer the Loan Program.  The
		PLAN ADMINISTRATOR shall administer the loan program in accordance with the provisions under this Section 21 in a uniform and nondiscriminatory manner.

	(b)	Availability of Loans.  Upon application by a participant who
		is an ELIGIBLE EMPLOYEE, the PLAN ADMINISTRATOR may direct the TRUSTEE to make a loan to the participant from his account.

	(c)	Maximum Number of Loans.  A participant may only have one
		outstanding loan at any given time.

	(d)	Promissory Note.  A participant may obtain a loan only if he
		executes a promissory note in a form approved by the PLAN
		ADMINISTRATOR.

22.	Conditions of Loan
	------------------

     (a)  Minimum Amount.  The minimum loan amount shall be $1,000.

	(b)	Maximum Amount.  The loan shall not exceed the lesser of (i)
		$50,000 reduced by the highest outstanding loan balance during the one-year period ending on the day before the date the current loan is made, or (ii) 50 percent of the market value of the participant's account balance.

	(c)	Repayment Period.  The term of the loan shall not be less
		than twelve months and not more than five years in increments of twelve months. However, the term may be for any period not to exceed fifteen years in increments of twelve months if the purpose of the loan is to acquire the participant's principal residence.

	(d)	Interest Rate.  The interest rate will be set at the time of
		the loan application at the prime rate as determined monthly by the TRUSTEE, plus one percentage point and will be fixed for the term of the loan.

	(e)	Security for Repayment.  Each loan hereunder will be a
		participant directed investment for the benefit of the participant requesting such loan; accordingly, any default in the repayment of principal or interest of any loan hereunder will reduce the amount available for distribution to such participant (or his BENEFICIARY). Any loan hereunder will be secured by 50 percent of the participant's account balance.

	(f)	Repayment.  A loan must be repaid in level installments of
		principal and interest by payroll deduction. If the participant is granted an unpaid leave of absence or is transferred to a position or location with an affiliated company that is not covered by the PLAN (or ceases to have sufficient compensation from which the loan payment can be
		made), the participant may continue to make timely level installment payments of principal and interest to the TRUSTEE, by certified check or cashier's check. If the automatic payroll arrangement lapses for any reason or is canceled, and a new arrangement is not in place before the next payment is due, the loan shall be in default. Except as provided above, if a participant's SERVICE is terminated for any reason, the entire unpaid principal and interest of any loan outstanding to such participant shall become immediately due and payable.

	(g)	Prepayment.  A participant may prepay a loan, in full, at
		any time and without penalty by certified check or cashier's check. Partial prepayment of a loan is not permitted.

	(h)	Costs and Fees.  Any costs or fees associated with the
		origination of a loan from the PLAN shall be borne by the participant requesting the loan. Any costs or fees associated with the origination of a loan will be deducted from the participant's account after the loan issuance.

	(i)	Default.  A loan is treated as a default if scheduled loan
		payments are more than 60 days late. A participant shall then have 30 days from the time he receives written NOTICE of the default and a demand for past due amounts to cure the default before it becomes final.

		In the event of a default, the PLAN ADMINISTRATOR may direct the TRUSTEE to report the default as a taxable distribution. As soon as a PLAN withdrawal or distribution to such participant would otherwise be permitted, the PLAN ADMINISTRATOR may instruct the TRUSTEE to execute upon its security interest in the participant's account by distributing the note to the participant.


23.	Accounting for Loans
	--------------------

	(a)	Source of Loan.  Whenever the PLAN ADMINISTRATOR is required
		to process a loan under this Section 23, the PLAN ADMINISTRATOR shall first withdraw UNITS and earnings thereon attributable to a participant's NON-Section 401(k) CONTRIBUTIONS, followed by UNITS and earnings thereon attributable to ROLLOVER CONTRIBUTIONS, followed by UNITS and earnings thereon attributable to EMPLOYER CONTRIBUTIONS, followed by UNITS and earnings thereon attributable to a participant's Section 401(k) CONTRIBUTIONS.

		Loans will be funded upon the receipt of an accurately completed application form. The TRUSTEE shall make payment to the participant as soon thereafter as administratively feasible.

	(b)	Loan Investment Account.  The PLAN ADMINISTRATOR will
		establish and maintain a loan investment account for each borrowing participant. A loan shall be treated by the PLAN ADMINISTRATOR as a separate investment of the borrowing participant's account. The unpaid principal and accrued but unpaid interest on the loan to a participant will be reflected for plan accounting purposes in the participant's loan account. Repayments of principal and interest by the participant will be credited to the participant's account in the reverse order that they were liquidated to make the loan. Repayments will be invested in the investment funds according to a participant's current investment elections.

24.	Distribution to Participant with Loan
	-------------------------------------

	In the case of any participant who terminates employment with a loan outstanding hereunder, the cash amount available for distribution to such participant (or the BENEFICIARY) will consist of the portion of the participant's account invested in the investment funds. The participant's promissory note will be deemed distributed to the participant (or the BENEFICIARY), and the TRUSTEE will report the value of the promissory note (equal to the amount of unpaid principal) as income for tax purposes in addition to the cash amount distributed to the participant.

25.	Call Feature
	------------

	The PLAN ADMINISTRATOR shall have the right to call any participant loan once a participant's employment with all affiliated companies has terminated or if the PLAN is terminated.

				PLAN WITHDRAWALS
				----------------

26. Withdrawal During Service
    -------------------------

	Except as provided in this section, withdrawals of any part of a participant's interest in the PLAN are not permitted as long as SERVICE continues. A participant may never replace in the TRUST FUND any UNITS or cash which have been withdrawn. By submitting a withdrawal Form, a participant may make withdrawals as provided below.

	(a) Section 401(k) CONTRIBUTIONS.

		(1)	A participant may withdraw all or part of the UNITS,
			including income thereon and including additional UNITS attributable thereto, bought with the participant's Section 401(k) CONTRIBUTIONS upon the occurrence of any of the following events:

			a) the participant is disabled and is receiving
			   benefits under the LONG TERM DISABILITY PLAN; or

			b) the participant has attained age 59-1/2.

		(2)	A participant may withdraw an amount equal to his
			Section 401(k) CONTRIBUTIONS (as well as any income and UNITS attributable to income accrued thereon prior to January 1, 1989), upon receipt of satisfactory proof by the PLAN ADMINISTRATOR that the withdrawal is required to meet immediate and heavy financial needs of the participant which constitute a valid hardship as defined under the CODE and regulations issued by the Secretary of the Treasury. A request for a withdrawal for one of the following reasons will be deemed to be on account of a valid hardship:

			a)	To cover medical expenses (as defined in Section
				213(d) of the CODE) of the participant, the participant's spouse or dependents (as defined in Section 152 of the CODE);

			b)	The purchase of a participant's principal place
				of residence, but not including mortgage payments;

			c)	To meet tuition payments for the next semester or
				quarter of post-secondary education for the participant, his spouse, children or dependents; or

			d)	To prevent the eviction of the participant from
				his principal place of residence, or to prevent a foreclosure of the mortgage on the participant's principal place of residence.

			A request for a withdrawal under this Subsection 26(a)(2) will not be deemed to be for immediate and heavy financial needs unless the participant represents that the need cannot be met from the following resources:

			a) through reimbursement or compensation by insurance or otherwise,

			b) by reasonable liquidation of the participant's resources,

			c)  by cessation of contributions to the PLAN, or

			d) by other distributions, withdrawals or nontaxable loans from any plans maintained by an EMPLOYER, or by borrowing from commercial sources on reasonable commercial terms.

			For purposes of this Subsection 26(a)(2), a participant's resources shall be deemed to include any assets of his spouse and minor children that are reasonably available to the participant. In addition, withdrawals under Subsection 26(a)(2) may not exceed the amount actually required to meet the participant's immediate financial needs.

		(3)	A participant who withdraws UNITS under Subsection
			26(a) will automatically be suspended from the PLAN and will not be permitted to resume making contributions to the PLAN for six months following the date upon which the withdrawal Form is processed by the PLAN ADMINISTRATOR. After suspension ends, contributions may be resumed by giving NOTICE to the PLAN ADMINISTRATOR.

	(b)	NON-Section 401(k) CONTRIBUTIONS.  A participant may at any-
		time elect to withdraw all or any part of the UNITS including income thereon and including additional UNITS attributable thereto, bought with the participant's NON-
		Section 401(k) CONTRIBUTIONS to the PLAN. Such an election will not cause suspension from the PLAN.

	(c)	EMPLOYER CONTRIBUTIONS.

		(1)	A participant may withdraw all or any part of the
			UNITS, including the income attributable thereto, bought with EMPLOYER CONTRIBUTIONS which were made to the PLAN at anytime prior to the second YEAR preceding the current year. For example, UNITS, including the income attributable thereto, purchased with EMPLOYER CONTRIBUTIONS made in 1981 and prior years may be withdrawn in 1984 or anytime thereafter. Such an election will not cause suspension from the PLAN.

		(2)	UNITS, including the income attributable thereto,
			bought with EMPLOYER CONTRIBUTIONS which would not be withdrawable under Subsection 26(c)(1), shall nonethe-less be withdrawable upon the occurrence of the any of the following events:

			a) the participant is disabled and is receiving benefits under the LONG TERM DISABILITY PLAN;

			b) the participant has attained age 59-1/2; or

			c) the participant has requested and is entitled to receive a hardship distribution which meets the requirements of Subsection 26(a)(2) but only if all amounts distributable under Subsection 26(a) have been exhausted.

		Anything herein to the contrary notwithstanding, if as of any single month, the TRUSTEE is required as a result of the withdrawal provisions of this Subsection 26(c), to sell on the open market more than 1 percent of the outstanding shares of COMMON STOCK, then the TRUSTEE shall immediately so advise the EMPLOYEE BENEFIT FINANCE COMMITTEE. The EMPLOYEE BENEFIT FINANCE COMMITTEE may, in its sole discretion, limit, prorate, or temporarily suspend further sales of COMMON STOCK by the PLAN or take whatever steps necessary to ensure an orderly market in COMMON STOCK.

		A participant shall submit the appropriate Form to the SAVINGS FUND PLAN directing the PLAN ADMINISTRATOR as to the amount of the withdrawal. Distribution will be made as soon as practicable after receipt of the withdrawal Form. Upon each withdrawal, the UNITS credited to the appropriate FUND or FUNDS will be reduced by the number of UNITS withdrawn. Withdrawals from the BOND FUND can only be made in United States BONDS. Withdrawals from the PG&E CORPORATION STOCK FUND may be made in cash or whole shares of stock at the election of the participant. Withdrawals of LCSF, SCSF, ISF, SVF, BIF, CAAF, MAAF or AAAF UNITS will be made in cash at the then current value of the UNITS; or, at the election of the participant, the UNITS will be transferred to the PG&E CORPORATION STOCK FUND pursuant to Section 18 and distribu-tion will be made in whole shares of COMMON STOCK.

	(d)	ROLLOVER CONTRIBUTIONS.  A participant may at any time elect
		to withdraw all or any part of the UNITS including income thereon bought with the participant's ROLLOVER CONTRIBUTIONS to the PLAN. Such an election will not cause suspension from the PLAN.

	(e)	ORDERING OF WITHDRAWALS.  Whenever the PLAN ADMINISTRATOR is
		required to make a distribution under this Section 26 or
		Section 27, the PLAN ADMINISTRATOR shall first withdraw UNITS and earnings thereon attributable to a participant's NON-Section 401(k) CONTRIBUTIONS made prior to 1987, followed by UNITS and earnings thereon attributable to NON-
		Section 401(k) CONTRIBUTIONS made after 1986, followed by UNITS and earnings thereon attributable to ROLLOVER CONTRIBUTIONS, followed by UNITS withdrawable under Subsection 21(c)(1) followed by UNITS withdrawable under Subsection 26(c)(2), but only if available for withdrawal under that subsection, followed by UNITS and earnings thereon attributable to a participant's Section 401(k) CONTRIBUTIONS, but only to the extent that such UNITS can be withdrawn by the participant under Subsection 26(a).

27. Termination of Participation
    ----------------------------

	Participation in the PLAN ends as of the date that a participant ceases to be an ELIGIBLE EMPLOYEE. Although a former participant may elect to have an account balance held in the PLAN under
	Section 28 after participation ends, a former participant may not contribute to the PLAN, except that contributions to the PLAN will be accepted with respect to retroactive wage payments. A former participant who has an account balance in the PLAN may make withdrawals from the account balance, and transfer from one or more FUNDS to another FUND or FUNDS pursuant to the terms of the PLAN.

	Upon the death of a participant, the PLAN ADMINISTRATOR shall distribute the participant's account balance to the participant's BENEFICIARY within a reasonable time but not later than 60 days after receipt of a completed withdrawal form or 180 days after the PLAN ADMINISTRATOR receives NOTICE of the participant's death. If the BENEFICIARY does not complete a withdrawal form within the time periods set forth above, the distribution shall be in cash and paid directly to the BENEFICIARY.

28.	Distribution of Plan Benefits
	-----------------------------

	(a)	Upon termination of participation, a distribution shall be
		made of the balances allocated to a participant's accounts if the value of the participant's account is $3,500 or less. Such distribution shall be made no later than the 60th day following the close of the PLAN YEAR in which participation terminates, unless the participant elects to receive distribution at an earlier date. If the value of a participant's account exceeds $3,500, distribution will be made upon receipt by the PLAN ADMINISTRATOR of the prior written distribution request of the participant. Distribution will therefore be made within 60 days of the receipt of such distribution request. Any provision of the PLAN notwithstanding, if participation continues beyond the end of the YEAR in which the participant attains age 70-1/2, distribution of the participant's entire interest in the PLAN shall be made no later than April 1 of the YEAR following the YEAR in which the participant attains age 70-1/2.

		All distributions due under the PLAN shall be payable only out of the PLAN's assets as directed by the ADMINISTRATOR. Unless a cash distribution is requested, the TRUSTEE will distribute a certificate for the whole shares of COMMON STOCK, the United States BONDS, and the TRUSTEE's check for the then current value of all other UNITS credited to the participant's account, plus any uninvested cash. Alterna-tively, at the direction of the participant, FUND UNITS other than U.S. SAVINGS BONDS may be transferred to the PG&E CORPORATION STOCK FUND pursuant to Section 18 and distribution will be made in whole shares of COMMON STOCK.

		If a participant elects a cash distribution, upon receipt of the appropriate Form requesting such distribution, the TRUSTEE will distribute the then current value of the INVESTMENT FUND UNITS and uninvested cash. Until the TRUSTEE converts INVESTMENT FUND UNITS to cash, all UNITS shall continue to share in investment gains and losses. Distribu-tions from the BOND FUND can only be made in United States BONDS.

     (b)  Any provision of the PLAN notwithstanding:

		Unless the participant otherwise elects, distribution to such participant shall be made (or shall commence) not later than the 60th day after the close of the PLAN YEAR in which occurs the latest of the following events:

		(1) The participant attains age 65;

		(2)	The participant attains the 10th anniversary of the
			date on which he or she became a participant under the PLAN; or

		(3)	The participant's termination of employment with the
			EMPLOYER.

	(c)	Distributions hereunder will be made in accordance with
		Section 401(a)(9) of the CODE and the regulations thereunder, including Treasury regulation Section
		1.401(a)(9)-2, which are incorporated by reference herein.

29.	Direct Rollovers
	----------------

	Notwithstanding any provision of the PLAN to the contrary that would otherwise limit a participant's election under this section, effective January 1, 1993, a participant or BENEFICIARY who is a surviving spouse may elect, at the time and in the manner prescribed by the PLAN ADMINISTRATOR, to have any portion of an eligible rollover distribution, as defined below, paid directly to an eligible RETIREMENT PLAN, as defined below, specified by the participant or BENEFICIARY who is a surviving spouse in a direct rollover. Any taxable portion of an eligible rollover distribution that is not transferred directly to an eligible RETIREMENT PLAN will be subject to mandatory federal income tax withholding.

	(a)	An eligible rollover distribution shall mean any
		distribution of all or any portion of the balance to the credit of the participant, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the participant or the joint lives (joint life expectancies) of the participant and his or her designated BENEFICIARY, or for a specified period of 10 YEARS or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the CODE; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

	(b)	An eligible RETIREMENT PLAN shall mean an individual
		retirement account described in Section 408(a) of the CODE, an individual retirement annuity described in Section 408(b) of the CODE, an annuity plan described in Section 403(a) of the CODE, or a qualified trust described in Section 401(a) of the CODE, that accepts the participant's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible RETIREMENT PLAN is an individual retirement account or individual retirement annuity.

			ADMINISTRATIVE PROVISIONS
			-------------------------

30. Company's Powers and Duties
    ---------------------------

	The COMPANY, acting through its BOARD OF DIRECTORS or Executive Committee, reserves to itself the exclusive power to amend, suspend or terminate the PLAN as provided below and to appoint and remove from time to time:'

	(a)	The individuals comprising the EMPLOYEE BENEFIT FINANCE
		COMMITTEE;

	(b)	The individuals comprising the EMPLOYEE BENEFIT
		ADMINISTRATIVE COMMITTEE; and

	(c) The EMPLOYERS whose EMPLOYEES may participate in the PLAN.

	All powers and duties not reserved to the COMPANY are delegated to the EMPLOYEE BENEFIT FINANCE COMMITTEE and to the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE. Action of either committee shall be by vote of a majority of the members of the committee at a meeting, or in writing without a meeting and evidenced by the signature of any member who is so authorized by the committee. The COMPANY indemnifies each member of each committee against any personal liability or expense arising out of any action or inaction of the committee or of any member of the committee or of such individual, except that due to his own willful misconduct.

31.	Funding and Investment Provisions
	---------------------------------

	The EMPLOYEE BENEFIT FINANCE COMMITTEE appointed by the COMPANY's BOARD OF DIRECTORS to serve at its pleasure has the express powers and duties described in this section.

	(a)	Appointments.  The EMPLOYEE BENEFIT FINANCE COMMITTEE has
		the sole power and duty from time to time to appoint and remove the TRUSTEE, the INVESTMENT MANAGER, actuaries, accountants and such other advisors and consultants as may be needed for the proper financial administration and investment of the assets of the PLAN. Supplementing such appointments, the EMPLOYEE BENEFIT FINANCE COMMITTEE may enter into appropriate agreements with each TRUSTEE, INVESTMENT MANAGER or other advisors appointed under this paragraph and delegate to them appropriate powers and duties. The EMPLOYEE BENEFIT FINANCE COMMITTEE may appoint and delegate to one or more individuals the power and duty to handle the day-to-day financial administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

	(b)	Investment Policy.  The funding policy is set forth in
		Sections 3 and 4. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty to establish the investment policy and to review and revise it from time to time as the committee shall determine in its sole discretion. A copy of the current investment policy will be available for participants' review in the ADMINISTRATOR's office. Any revision of the investment policy shall not be an amendment of the PLAN.

32. Administration
    --------------

	The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, appointed by the COMPANY's BOARD OF DIRECTORS to serve at its pleasure, is the ADMINISTRATOR of the PLAN and is responsible for the overall administration of the PLAN. The ADMINISTRATOR has the sole power and duty to establish, and from time to time revise, such rules and regulations as may be necessary to administer the PLAN in a nondiscriminatory manner for the exclusive benefit of participants and all other persons entitled to benefits under the PLAN.

	The ADMINISTRATOR shall also maintain such records and make such computations, interpretations and decisions as may be necessary or desirable for the proper administration of the PLAN. The ADMINISTRATOR shall maintain for participants' inspection copies of the PLAN, TRUST AGREEMENT, investment policy, each agreement with an INVESTMENT MANAGER, the latest annual report, PLAN description and summary description and any amendments or changes in any of these documents. On written request, participants may obtain from the ADMINISTRATOR a copy of any of these documents at a cost established by the ADMINISTRATOR from time to time.

	The ADMINISTRATOR may appoint and delegate to one or more individuals the power and duty to handle the day-to-day administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

	The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall serve as the final review committee under the PLAN, to determine conclusively for all parties any and all questions arising from the administration of the PLAN and shall have sole and complete discretionary authority and control to manage the operation and administration of the PLAN, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all PLAN provisions, determination of the amount and kind of benefits payable to any participant or BENEFICIARY, and construction of disputed or doubtful terms. Such decisions shall be conclusive and binding on all parties and not subject to further review.

33.	Claims and Appeals Procedure
	----------------------------

	If a claim is denied in whole or in part, the ADMINISTRATOR shall furnish to the claimant a written NOTICE setting forth:

	(a) Specific reason(s) for the denial;

	(b) The PLAN provision(s) on which the denial is based;

	(c)	A description of any material or information, if any,
		necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

	(d)	Information concerning the steps to be taken if claimant
		wishes to submit a claim for review.

	The above information shall be furnished to the claimant within 90 days after the claim is received by the ADMINISTRATOR.

	If a claimant is not satisfied with the written NOTICE described in the preceding paragraph, such claimant may request a full and fair review by so notifying the ADMINISTRATOR in writing within 90 days after receiving such NOTICE. If a review is requested the claimant shall also be entitled, upon written request, to review pertinent documents and to submit issues and comments in writing. The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall furnish the claimant with a written final decision within 60 days after receipt of the request for review.

	Alternatively, a participant who is a member of a bargaining unit under any Collective Bargaining Agreement between an EMPLOYER and any Union may use the grievance or adjustment procedure of the appropriate Collective Bargaining Agreement to resolve any dispute concerning any question of SERVICE, status or membership under the PLAN.

34.	Qualified Domestic Relations Orders
	-----------------------------------

	The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall apply the provisions of this section with regard to a Domestic Relations Order (as defined below) to the extent not inconsistent with
	Section 414(p) of the CODE.

	The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall establish procedures, consistent with Section 414(p) of the CODE, to determine the qualified status of any Domestic Relations Order, to administer distributions under any Qualified Domestic Relations Order (as defined below), and to provide to the Participant and the Alternate Payee(s) (as defined below) all notices required under Section 414(p) of the CODE with respect to any Domestic Relations Order.

	Within a reasonable period of time after the receipt of a Domestic Relations Order (or any modification thereof), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine whether such order is a Qualified Domestic Relations Order.

	For purposes of this section:

	(a)	Alternate Payee shall mean any spouse, former spouse, child,
		or other dependent of a participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the PLAN with respect to such Participant.

	(b)	Domestic Relations Order shall mean any judgment, decree, or
		order (including approval of a property settlement agreement) which:

		(1)	relates to the provision of child support, alimony
			payments, or marital property rights to a spouse, former spouse, child, or other dependent of a participant; and

		(2)	is made pursuant to a state domestic relations law
			(including a community property law).

	(c)	Qualified Domestic Relations Order shall mean a Domestic
		Relations Order which meets the requirements of Section
		414(p)(1) of the CODE.

35.	Lost Participant or Beneficiary
	-------------------------------

	If, after three years, the ADMINISTRATOR cannot locate a partici-pant or BENEFICIARY who is entitled to a distribution from an account, the UNITS, cash or COMMON STOCK in the account shall be applied to reduce the amount of future EMPLOYER CONTRIBUTIONS payable to the PLAN. A participant or BENEFICIARY who is entitled to a distribution from an account which has previously been applied to reduce EMPLOYER CONTRIBUTIONS under this
	Section 35 shall, upon filing a written claim, have the account reinstated in full and upon such reinstatement shall receive a distribution of the balance in the reinstated account, with interest at the prevailing legal rate accrued from the date his account was applied to reduce EMPLOYER CONTRIBUTIONS.

36.  Benefits Are Not Assignable
	---------------------------

	Except as may be required by law, a participant's interest in the PLAN and that of a participant's BENEFICIARY or spouse shall not be subject in any manner to assignment, anticipation, alienation, sale, transfer, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so assign, anticipate, sell, transfer, pledge, encumber or charge the same shall be void.

37.  Facility of Payment
     -------------------

	If the ADMINISTRATOR determines that any individual entitled to any payment under the PLAN is physically or mentally incompetent and no guardian or conservator has been appointed to receive such payment, the ADMINISTRATOR may cause all payments thereafter becoming due to such individual to be applied for and on behalf of and for the benefit of such individual. Payments made pursuant to this provision shall completely discharge the EMPLOYER, the ADMINISTRATOR, the TRUSTEE and all fiduciaries of all further responsibility with respect to such individual.

38.  Future of the Plan
     ------------------

	If participation in the PLAN is ended because a substantial portion of an EMPLOYER's property is sold or otherwise disposed of or because an EMPLOYER withdraws from the PLAN, a participant's interest is determined in accordance with the provisions of the next paragraphs as if the PLAN itself has been terminated.

	The COMPANY hopes and expects to continue this PLAN indefinitely, but because future conditions cannot be foreseen, its BOARD OF DIRECTORS necessarily reserves the right to amend or terminate the PLAN at any time.

	However, no amendment, merger or consolidation of the PLAN may be made which would reduce the right that any individual may then have with respect to the PLAN's assets then being held under the PLAN or permit any funds to revert to an EMPLOYER or to be used for any purpose except for the exclusive benefit of participants, spouses and BENEFICIARIES.

	If the PLAN is terminated, all contributions to the PLAN shall cease but the PLAN shall continue to operate in all other respects until all of the TRUST assets have been distributed in accordance with the provisions of the PLAN in effect on the date of its termination. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, if such other plan is then terminated, participant shall receive a benefit immediately after such merger, consolidation, or transfer which is equal to or greater than the benefit which participant would have received had the PLAN terminated immediately prior to such merger, consolidation, or transfer.

39.	Definitions
	-----------

     AAAF:                                  The Aggressive Asset
     ----                                    Allocation Fund.

     Aggressive Asset Allocation Fund:       A fund invested in a
     --------------------------------        diversified portfolio with a
                                             primary emphasis on stocks and
                                             a secondary emphasis on bonds.
                                             (See Section 17)

     Administrator:                          Employee Benefit
     -------------                           Administrative Committee, 245
                                             Market Street, 3d Floor, Mail
                                             Code N3X, P.O. Box 770000, San
                                             Francisco, California 94177

     Beneficiary:                            The person or persons entitled
     -----------                             To receive any distribution
                                             due under the Plan in the
                                             event of a participant's
                                             death.  For a married
                                             participant, the participant's
                                             spouse shall automatically be
                                             the Beneficiary unless the
                                             participant, with the written
                                             consent of his spouse, elects
                                             to designate another person or
                                             persons to be Beneficiary.
                                             The consent of the spouse
                                             shall be in writing, shall
                                             acknowledge the effect of the
                                             consent, and shall be
                                             witnessed by a notary public
                                             or Plan representative.  A
                                             participant designates a
                                             Beneficiary on a Designation
                                             of Beneficiary Form available
                                             from the Plan Administrator.
                                             In the event an unmarried
                                             participant does not designate
                                             a Beneficiary, the
                                             participant's estate shall be
                                             deemed to be the Beneficiary.

     BIF:                                    The Bond Index Fund.
     ---

     Board of Directors:                     The Board of Directors of
     ------------------                      Pacific Gas and Electric
                                             Company.

     Bond Index Fund:                        A fund invested in marketable
     ---------------                         fixed-income securities.  (See
                                             Section 14)

     Bonds:                                  Series "EE" Savings Bonds
     -----                                   issued by the United States
                                             Treasury.  If the issuance of
                                             Series "EE" Bonds is
                                             discontinued, Bonds will refer
                                             to any other Bond issued by
                                             the United States Treasury
                                             which the Employee Benefit
                                             Finance Committee selects for
                                             purchase under the Plan.

     Business Day:                           Any day that the New York
     ------------                            Stock Exchange is open for
                                             business.

     CAAF:                                   The Conservative Asset
     ----                                    Allocation Fund

     Calendar Quarter:                       The three month period
     ----------------                        commencing on January 1,
                                             April 1, July 1 or October 1.

     Code:                                   The Internal Revenue Code of
     ----                                    1986, as amended from time to
                                             time.

     Company:                                Pacific Gas and Electric
     -------                                 Company.

     Common Stock:                           The common stock issued by
     ------------                            PG&E Corporation.

     Conservative Asset Allocation Fund:     A fund invested in a
     ----------------------------------      diversified portfolio with a
                                             primary emphasis on bonds and
                                             a secondary emphasis on
                                             stocks.  (See Section 15)

     Covered Compensation:                   Earnings from an Employer,
     --------------------                    including straight-time pay
                                             for hours worked, shift and
                                             nuclear premiums at the
                                             straight-time rate, straight-
                                             time pay for temporary
                                             upgrades, vacation pay
                                             (including vacation pay upon
                                             retirement), inclement weather
                                             pay, sick leave pay, holiday
                                             pay, differential pay for
                                             military training, pay for
                                             other time off with permission
                                             carrying full pay, temporary
                                             compensation under any state
                                             Worker's Compensation Law,
                                             payments under the Long Term
                                             Disability Plan, or
                                             supplemental benefits for
                                             industrial injury.  Covered
                                             Compensation shall also
                                             include the 1988 Ratification
                                             Bonus, and lump sum bonus
                                             payments received by clerical
                                             Employees in 1988 and 1989, in
                                             accordance with the Clerical
                                             Agreement.  Covered
                                             Compensation shall not include
                                             pay or shift and nuclear
                                             premiums for more than 40
                                             hours per week, overtime
                                             bonuses, vacation or holiday
                                             pay requests, other special
                                             fees or allowances,
                                             per diem
                                             allowances, payments, other
                                             than temporary compensation,
                                             made under any Workers'
                                             Compensation Law, voluntary
                                             wage benefit or state
                                             disability plans, or any other
                                             benefit plan.  For Plan Years
                                             beginning after 1988 and
                                             before 1994, the maximum
                                             Covered Compensation of each
                                             Employee that may be taken
                                             into account each Plan Year
                                             shall not exceed $200,000 (as
                                             adjusted by the Secretary of
                                             the Treasury under Section
                                             401(a)(17) of the Code.  For
                                             Plan Years beginning after
                                             1993, the maximum Covered
                                             Compensation of each Employee
                                             that may be taken into account
                                             each Plan Year shall not
                                             exceed $150,000 (as adjusted
                                             by the Secretary of the
                                             Treasury under Section
                                             401(a)(17) of the Code).  In
                                             determining the Covered
                                             Compensation of a Highly
                                             Compensated Employee for
                                             purposes of this limitation,
                                             the rules of Section 414(q)(6)
                                             of the Code shall apply,
                                             except that the term "family"
                                             shall include only the spouse
                                             of the Employee and any lineal
                                             descendants of the Employee
                                             who have not attained age 19
                                             before the close of the Year.
                                             If the aggregate Covered
                                             Compensation of family members
                                             exceeds the applicable
                                             compensation limit as limited
                                             by Section 401(a)(17) of the
                                             Code, then the amount of
                                             Covered Compensation
                                             considered under the Plan for
                                             each family member is
                                             proportionately reduced so
                                             that the total equals the
                                             applicable compensation
                                             limitation under Section
                                             401(a)(17) of the Code.

     Eligible Employee:                      One entitled to become a
     -----------------                       contributing participant,
                                             provided, however, that a
                                             "leased employee" as defined in
                                             Section 414(n)(2) of the Code
                                             shall not be entitled to become
                                             an Eligible Employee.

     Employee:                               An Employee of an Employer who
     --------                                is in a bargaining unit
                                             represented by Local Union
                                             1245, International Brotherhood
                                             of Electrical Workers,
                                             Engineers and Scientists of
                                             California, or International
                                             Union of Security Officers.

     Employee Benefit Administrative         The Employee Benefit
     -------------------------------         Administrative Committee
     Committee                               referred to in Section 32.
     ---------

     Employee Benefit Finance Committee      The Employee Benefit Finance
     ----------------------------------      Committee referred to in
                                             Section 31.

     Employer:                               Pacific Gas and Electric
     --------                                Company, Pacific Service
                                             Employees Association, and any
                                             other company, association, or
                                             credit union designated by the
                                             Board of Directors as eligible
                                             to participate in this Plan as
                                             an Employer.

     Employer Contributions:                 Any contributions to the Plan
     ----------------------                  by Company.

     Fund:                                   The PG&E Corporation Stock
     ----                                    Fund, the U.S. Bond Fund, the
                                             Bond Index Fund,  the Large
                                             Company Stock Index Fund, the
                                             Small Company Stock Index
                                             Fund, the International Stock
                                             Index Fund, the Stable Value
                                             Fund, the Conservative Asset
                                             Allocation Fund, the Moderate
                                             Asset Allocation Fund and the
                                             Aggressive Asset Allocation
                                             Fund or any of them.

     Highly Compensated:                     Whether an Eligible Employee is
     ------------------                      Highly Compensated shall be
                                             determined using the simplified
                                             method under Code Section 414-
                                             (q)(12) as described in
                                             applicable Treasury regulations
                                             or other guidance issued by the
                                             Internal Revenue Service.

     International Stock Index Fund:         A fund invested in a
     ------------------------------          diversified portfolio
                                             consisting principally of non-
                                             U.S. common stock.  (See
                                             Section 12)

     Investment Fund:                        The PG&E Corporation Stock
     ---------------                         Fund, the U.S. Bond Fund, the
                                             Bond Index Fund, the Large
                                             Company Stock Index Fund, the
                                             Small Company Stock Index
                                             Fund, the International Stock
                                             Index Fund, the Stable Value
                                             Fund, the Conservative Asset
                                             Allocation Fund, the Moderate
                                             Asset Allocation Fund and the
                                             Aggressive Asset Allocation
                                             Fund or any of them.

     Investment Manager:                     STABLE VALUE FUND.  PRIMCO
     ------------------                      Capital Management, Inc., 101
                                             South Fifth Street,
                                             Louisville, KY  40202, or such
                                             other firm or individual as
                                             may be
                                             selected from time to
                                             time by the Employee Benefit
                                             Finance Committee.


                                             BOND INDEX FUND.  State Street
                                             Bank and Trust, Two
                                             International Place, Boston,
                                             MA  02110, or such other firm
                                             or individual as may be
                                             selected from time to time by
                                             the Employee Benefit Finance
                                             Committee.

                                             LARGE COMPANY STOCK INDEX
                                             FUND.  State Street Bank and
                                             Trust, Two International
                                             Place, Boston, MA  02110, or
                                             such other firm or individual
                                             as may be selected from time
                                             to time by the Employee
                                             Benefit Finance Committee.

                                             SMALL COMPANY STOCK INDEX
                                             FUND.  State Street Bank and
                                             Trust, Two International
                                             Place, Boston, MA  02110, or
                                             such other firm or individual
                                             as may be selected from time
                                             to time by the Employee
                                             Benefit Finance Committee.

                                             INTERNATIONAL STOCK INDEX
                                             FUND.  State Street Bank and
                                             Trust, Two International
                                             Place, Boston, MA  02110, or
                                             such other firm or individual
                                             as may be selected from time
                                             to time by the Employee
                                             Benefit Finance Committee.

                                             CONSERVATIVE ASSET ALLOCATION
                                             FUND.  State Street Bank and
                                             Trust, Two International
                                             Place, Boston, MA  02110, or
                                             such other firm or individual
                                             as may be selected from time
                                             to time by the Employee
                                             Benefit Finance Committee.

                                             MODERATE ASSET ALLOCATION
                                             FUND.  State Street Bank and
                                             Trust, Two International
                                             Place, Boston, MA  02110, or
                                             such other firm or individual
                                             as may be selected from time
                                             to time by the Employee
                                             Benefit Finance Committee.

                                             AGGRESSIVE ASSET ALLOCATION
                                             FUND.  State Street Bank and
                                             Trust, Two International
                                             Place, Boston, MA  02110, or
                                             such other firm or individual
                                             as may be selected from time
                                             to time by the Employee
                                             Benefit Finance Committee.

     ISF:                                    The International Stock Index
     ---                                     Fund.

     Large Company Stock Index Fund:         A fund invested in a
     ------------------------------          diversified portfolio
                                             consisting principally of
                                             common stock of large U.S.
                                             companies.  (See Section 10)

     LCSF:                                   The Large Company Stock Index
     ----                                    Fund.

     Long Term Disability Plan:              Part B of the Group Life
     -------------------------               Insurance and Long Term
                                             Disability Plan of Pacific Gas
                                             and Electric Company as amended
                                             January 1, 1991.

     MAAF:                                   The Moderate Asset Allocation
     ----                                    Fund.

     Moderate Asset Allocation Fund:         A fund invested in a
     ------------------------------          diversified portfolio with an
                                             emphasis on stocks and bonds.
                                             (See Section 16)

     Non-Section 401(k) Contributions:       Employee contributions to the
     --------------------------------        Plan as described in Subsection
                                             3(b) and all Employee
                                             Contributions made prior to
                                             October 1, 1984.  Non-Section
                                             401(k) Contributions are made
                                             with after-tax dollars.

     Notice:                                 Any method of communication,
     ------                                  whether electronic, telephonic,
                                             written or other, provided that
                                             the Plan Administrator has
                                             communicated in writing to
                                             participants any such method
                                             and its format as appropriate
                                             and acceptable.

     PG&E Corporation Stock Fund:            A fund invested in the common
     ---------------------------             stock issued by PG&E
                                             Corporation.  (See
                                             Section 8)

     Plan:                                   This Company's Savings Fund
     ----                                    Plan for Union-Represented
                                             Employees, as amended, revised
                                             and set forth herein.

     Retirement Plan:                        The Company's Retirement Plan
     ---------------                         as revised from time to time.

     Rollover Contribution:                  An amount contributed by a
     ---------------------                   participant which originated
                                             from another employer's
                                             qualified plan which is
                                             eligible for rollover under
                                             Section 402(c)(4) of the Code.

     Savings Fund Plan Office:               245 Market Street, 3d Floor
     ------------------------                Mail Code N3X
                                             P.O. Box 770000
                                             San Francisco, CA 94177

     Section 401(k) Contributions:Amounts    deferred from a
     ----------------------------            Participant's Covered
                                             Compensation as described in
                                             Subsection 3(a).  Section
                                             401(k) Contributions are made
                                             with pre-tax dollars.

     SCSF:                                   The Small Company Stock Index
     ----                                    Fund.

     Service:                                The period of time commencing
     -------                                 with the first day of
                                             employment or reemployment for
                                             an Employer and ending on
                                             participant's Severance from
                                             Service Date.  If an Employee
                                             with less than one year of
                                             Service is rehired after a
                                             period of severance which
                                             extends for 12 months or more,
                                             the Employee shall be treated
                                             as a new Employee for all
                                             purposes, and the Service and
                                             compensation before the
                                             Severance from Service Date
                                             shall not be recognized for
                                             any purpose of the Plan.
                                             Participants who have a period
                                             of severance after they have
                                             completed at least one year of
                                             Service and who are later
                                             rehired, immediately become
                                             Eligible Employees entitled to
                                             contribute in accordance with
                                             their total years of Service.
                                             For an Employee who has less
                                             than five years of Service,
                                             Service is not ended by layoff
                                             unless the layoff extends for
                                             a continuous period of more
                                             than 12 months.  For Employees
                                             with five or more years of
                                             Service, Service is not ended
                                             by layoff unless the layoff
                                             extends for a continuous
                                             period of more than 24 months.
                                             Service shall also include all
                                             years of Service with:

                                             (a) Any corporation which is a
                                                 member of the same
                                                 controlled group of
                                                 corporations as the
                                                 Company or of any other
                                                 Employer (within the
                                                 meaning of Section 414(b)
                                                 of the Code);

                                             (b) Any trade or business
                                                 under the common control
                                                 of the Company or of any
                                                 other Employer (within
                                                 the meaning of Section
                                                 414(c) of the Code);

                                             (c) Any service organization
                                                 which is a member of the
                                                 same affiliated service
                                                 group as the Company or
                                                 of any other Employer
                                                 (within the meaning of
                                                 Section 414(m) of the
                                                 Code).

     Severance From Service Date:                 A. The date on which an
     ---------------------------                     Employee quits,
                                                     retires, is
                                                     discharged or dies;
                                                     or

                                                  B. The first anniversary of
                                                     the first date of a
                                                     period in which a
                                                     participant remains
                                                     absent from work for
                                                     an Employer for any
                                                     reason other than
                                                     resignation,
                                                     retirement,
                                                     discharge, or
                                                     death.

                                                  C. For the purpose of
                                                     determining the
                                                     Severance
                                                     from Service Date,
                                                     the following periods
                                                     shall not be considered
                                                     as absences from work
                                                     for an Employer:

                                                     (1) Absence on a leave
                                                         of absence
                                                         authorized by an
                                                         Employer.

                                                     (2) Absence because of
                                                         illness or injury as
                                                         long as the
                                                         participant is
                                                         entitled to receive
                                                         sick leave pay or is
                                                         entitled to receive
                                                         benefits under the
                                                         provisions of the
                                                         Voluntary Wage
                                                         Benefit Plan, a
                                                         state disability
                                                         plan, the Long Term
                                                         Disability Plan, or
                                                         a Workers'
                                                         Compensation Law.

                                                     (3) Absence for military
                                                         service or service
                                                         in the Merchant
                                                         Marines so long as
                                                         reemployment rights
                                                         are protected by
                                                         law.

                                                     (4) Absence caused by
                                                         layoff for lack of
                                                         work of less than 12
                                                         continuous months
                                                         for a Participant
                                                         who has
                                                         less than
                                                         five years of
                                                         service, or 24
                                                         continuous months
                                                         for a Participant
                                                         who has five or more
                                                         years of service.

     Small Company Stock Index Fund:         A fund invested in a
     ------------------------------          diversified portfolio
                                             consisting principally of
                                             common stock of small
                                             capitalization U.S. Companies.
                                             (See Section 11)

     Stable Value Fund:                      A fund invested in fixed rate,
     -----------------                       fixed term investment
                                             contracts.  (See Section 13)

     SVF:                                    The Stable Value Fund.
     ---

     Trust:                                  The Trust into which all
     -----                                   contributions are deposited and
                                             from which all distributions
                                             are made.

     Trustee                                 State Street Bank and Trust
     -------                                 Company, 225 Franklin Street,
                                             Boston, Massachusetts 02101, or
                                             such other bank or trust
                                             company selected by the
                                             Employee Benefit Finance
                                             Committee which agrees to act
                                             as Trustee or successor Trustee
                                             of the Trust pursuant to the
                                             Trust Agreement.

     Trust Agreement:                        The agreement between the
     ---------------                         Company and the Trustee.

     Unit:                                   A measurement of participant's
     ----                                    interest in the Investment
                                             Funds.  For purposes of the
                                             Bond Fund, a unit shall be a
                                             United States Bond.

     U.S. Bond Fund:                         A fund invested in United
     --------------                          States Savings Bonds.  (See
                                             Section 9)

     Year:                                   The calendar year beginning
     ----                                    January 1 and ending
                                             December 31.

                         SPECIAL PROVISION A

		TOP HEAVY PROVISIONS
		--------------------

(a) General Rule
    ------------

    For any PLAN YEAR for which this PLAN is a "top-heavy PLAN" as defined in Subsection (e) below, any other provisions of this PLAN to the contrary notwithstanding, this PLAN shall be subject to the following provisions:

    (1) The minimum contribution provisions of Subsection (b).

    (2)  The limitation on contribution set by Subsection (c).

(b) Minimum Contribution Provisions
    Each participant who (i) is a non-key EMPLOYEE (as defined in Subsection (g) below) and (ii) is employed on the last day of the PLAN YEAR, even if such individual is excluded from the PLAN for failing to make mandatory contributions to the PLAN, shall be entitled to have contributions allocated to his account of not less than 3 percent (the "minimum contribution percentage") of the participant's compensation (within the meaning of Section 415 of the CODE). In determining the minimum contribution percentage to be allocated to an EMPLOYEE'S account, a key EMPLOYEE's Section 401(k) CONTRIBUTIONS shall be considered as an EMPLOYER CONTRIBUTION. However, Section 401(k) CONTRIBUTIONS on behalf of EMPLOYEES other than key EMPLOYEES will not be considered as EMPLOYER CONTRIBUTIONS.

    The minimum contribution percentage set forth above shall be reduced for any PLAN YEAR in which the percentage at which contributions are made (or required to be made) under the PLAN for the PLAN YEAR for the key EMPLOYEE for whom such percentage is the highest for such PLAN YEAR is less than 3 percent. For this purpose, the percentage with respect to a key EMPLOYEE (as defined in Subsection (f) below) shall be determined by dividing the contributions (including forfeitures and Section 401(k) CONTRIBUTIONS) made for such key EMPLOYEES by so much of his total compensation for the PLAN YEAR.

    Contributions taken into account under the immediately preceding sentence shall include contributions under this PLAN and under all other defined contribution plans required to be included in an aggregation group (as defined in Subsection (e)(3) below) but shall not include any plan required to be included in such aggregation group if such plan enables a defined contribution plan required to be included in such group to meet the requirements of the CODE prohibiting discrimination as to contributions or benefits in favor of EMPLOYEES who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

    Contributions taken into account under this Subsection (b) shall not include any contributions under the Social Security Act or any other Federal or State law.

(c) Limitations on Contributions
    ----------------------------

    In the event that the EMPLOYER also maintains a defined benefit PLAN providing benefits on behalf of participants in this PLAN, one of the two following provisions shall apply:

    (1) If for the PLAN YEAR this PLAN would not be a "top-heavy PLAN" as defined in Subsection (e) below if "90 percent" were substituted for "60 percent," then Subsection (b) shall apply for such PLAN YEAR as if amended so that "4 percent" were substituted for "3 percent."

    (2) If for the PLAN YEAR this PLAN would continue to be a "top-heavy PLAN" as defined in Subsection (e) below if "90 percent" were substituted for "60 percent," then the denominator of both the defined contribution PLAN fraction and the defined benefit PLAN fraction shall be calculated as set forth in Section 415(e) of the CODE for the limitation YEAR ending in such PLAN YEAR by substituting "1.0" for "1.25" in each place such figure appears, except with respect to any individual for whom there are no EMPLOYER CONTRIBUTIONS allocated or any accruals for such individual under the defined benefit PLAN. Furthermore, the transitional rule set forth in Section 415(e) of the CODE shall be applied by substituting "$41,500" for "$51,875."

(d) Coordination with Other Plans
    -----------------------------

    In the event that another defined contribution or defined benefit plan maintained by the EMPLOYER provides contributions or benefits on behalf of participants in this PLAN, such other plan shall be treated as a part of this PLAN pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling or regulations) in determining whether this PLAN satisfies the requirements of Subsection (b), (c) and (d). Such determination shall be made upon the advice of counsel by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE.

(e) Top-Heavy Plan Definition
    -------------------------

    This PLAN shall be a "top-heavy PLAN" for any PLAN YEAR if, as of the determination date (as defined in Subsection (e)(1) below), the aggregate of the accounts under the PLAN and any required aggregation group or permissive aggregation group of plans for participants (including former participants) who are key EMPLOYEES (as defined in Subsection (f) below but not including accounts of individuals excluded under Section 416(g)(4)(E) of the CODE) exceeds 60 percent of the present value of the aggregate of the accounts for all participants, excluding former key EMPLOYEES, or if this PLAN is required to be in an aggregate group (as defined in Subsection (e)(3) below) which for such PLAN YEAR is a top-heavy group (as defined in Subsection (e)(4) below).

    (1) "Determination date" means for any PLAN YEAR the last day of the immediately preceding PLAN YEAR.

    (2) "Valuation date" means the last day of each PLAN YEAR.

    (3) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

        (A) The group of plans that are required to be aggregated (the "required aggregation group") includes

             (i) Each plan of the EMPLOYER (as defined in Subsection (h) below) in which a key EMPLOYEE is a participant, including collectively-bargained plans, and

             (ii) Each other plan, including collectively-bargained
                  plans of the EMPLOYER (as defined in Subsection
                  (h) below) which enables a plan in which a key EMPLOYEE is a participant to meet the requirements of the CODE prohibiting discrimination as to contributions or benefits in favor of EMPLOYEES who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

        (B) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the EMPLOYER (as defined in Subsection (h) below) that is not part of the required aggregation group and that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the CODE.

    (4) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for key EMPLOYEES under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of key EMPLOYEES under all defined contribution plans included in the aggregation group exceeds 60 percent of the sum of the present value of the cumulative accrued benefits for all EMPLOYEES, excluding former key EMPLOYEES, under all such defined benefit plans plus the aggregate accounts for all EMPLOYEES, excluding former key EMPLOYEES, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each plan in the group will be top heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

    (5) In determining whether this PLAN constitutes a "top-heavy PLAN," the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (or its agent) shall make the following adjustments in connection therewith:

         (A) When more than one plan is aggregated, the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated separately by adding the results of each plan as of the determination dates for such plans that fall with the same calendar YEAR.

         (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any EMPLOYEE, such present value or account shall include the amount in dollar value of the aggregate distributions made to such EMPLOYEE under the applicable PLAN during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to EMPLOYEES which represented the entire amount credited to their accounts under the applicable PLAN.

         (C) Further, in making such determination, in any case where an individual is a "non-key EMPLOYEE" as defined in Subsection (g) below, with respect to an applicable plan, but was a key EMPLOYEE with respect to such plan for any prior PLAN YEAR, any accrued benefit and any account of such EMPLOYEE shall be altogether disregarded. For this purpose, to the extent that a key EMPLOYEE is deemed to be a key EMPLOYEE if he or she met the definition of key EMPLOYEE within any of the four preceding PLAN YEARS, this provision shall apply following the end of such period of time.

(f)	Key Employee

     The term "key EMPLOYEE" means any EMPLOYEE or former EMPLOYEE under this PLAN who, at any time during the PLAN YEAR containing the determination date or during any of the four preceding PLAN YEARS, is or was one of the following:

     (1) An officer of the EMPLOYER having an annual compensation greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the CODE for such PLAN YEAR. Whether an individual is an officer shall be determined by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of officer. For any such PLAN YEAR, these shall be treated as officers no more than the lesser of:

          (A)  50 EMPLOYEES, or

          (B) the greater of three EMPLOYEES or 10 percent of the EMPLOYEES.

          For this purpose, if there are more than 50 officers, the 50 highest-paid officers shall be the key EMPLOYEES.

     (2) One of the ten EMPLOYEES owning (or considered as owning, within the meaning of the constructive ownership rules of the
          CODE) the largest interests in the EMPLOYER (as defined in Subsection (h)). An EMPLOYEE who has some ownership interest is considered to be one of the top ten owners unless at least ten other EMPLOYEES own a greater interest than that EMPLOYEE. However, an EMPLOYEE will not be considered a top ten owner for a PLAN YEAR if the EMPLOYEE earns an amount equal to or less than the maximum dollar limitation on contributions and other annual additions to a participant's account in a defined contribution PLAN under the CODE as in effect for the calendar YEAR in which the determination date falls.

     (3) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the CODE) more than 5 percent of the outstanding stock of the EMPLOYER or stock possessing more than 5 percent of the combined total voting power of all stock of the EMPLOYER.

     (4) A 1 percent owner of the EMPLOYER having an annual compensation from the EMPLOYER of more than $150,000, and who owns more than 1 percent of the outstanding stock of the EMPLOYER or stock possessing more than 1 percent of the combined total voting power of all stock of the EMPLOYER.
          For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a participant's account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the CODE.

          For purposes of parts (1), (2), (3) and (4) of this defini-tion, a BENEFICIARY of a key EMPLOYEE shall be treated as a key EMPLOYEE. For purposes of parts (3) and (4), each EMPLOYER is treated separately (without regard to the definition in Subsection (h)) in determining ownership percentages; but, in determining the amount of compensation, the definition of EMPLOYER in Subsection (h) is taken into account.

(g)	Non-key Employee

     The term "non-key EMPLOYEE" means any EMPLOYEE (and any
     BENEFICIARY or an EMPLOYEE) who is not a key EMPLOYEE.

(h)	Employer

     The term "EMPLOYER" as defined in Section 39 of this PLAN.

	I, Leslie H. Everett, do hereby certify that I am the Vice President and Corporate Secretary of the PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California, and that the above and foregoing is a full, true and correct copy of the Pacific Gas and Electric Company SAVINGS FUND PLAN FOR UNION-REPRESENTED EMPLOYEES as the same exists at the date of this certification.

	WITNESS my hand and the seal of the said corporation hereunto
affixed this          day of


                              Leslie H. Everett
                 Vice President and Corporate Secretary of
                      PACIFIC GAS AND ELECTRIC COMPANY